
AMERICAN
REBEL
light
EST
1776
AMERICAN
REBEL
EST
light
1776
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

DISCLAIMER

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements that reflect our current expectations and views of future events, all of which are subject to risks and uncertainties. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "should," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology. These forward-looking statements should be evaluated with consideration given to the risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements.

Such forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company, are not guarantees of future results or performance, and involve significant risks, uncertainties and other factors, including assumptions and projections, for all future periods. Our actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such factors include, among others: our ability to achieve positive cash flow from operations and new business opportunities; our ability to integrate the operations of recently acquired businesses; our ability to meet production demands, both quantitatively and qualitatively; our ability to expand our sales organization to address effectively existing and new markets that we intend to target; our ability to raise capital to fund future acquisitions or business opportunities; our ability to effectively enter into and compete in new industries; impact from future regulatory, judicial, and legislative changes or developments in the U.S. and foreign countries; our ability to compete effectively in a competitive industry; our ability to identify suitable acquisition candidates to consummate acquisitions on acceptable terms, or to successfully integrate acquisitions in connection with the execution of our growth strategy, the failure of which could disrupt our operations and adversely impact our business and operating results; our ability to obtain funding for our operations; our ability to attract collaborators and strategic arrangements; our ability to meet the Nasdaq Capital Market continued listing requirements; our ability to find adequate replacements in events of shortages of components and materials, and manage chain disruptions; our current reliance on our founder and Chief Executive Officer, Charles A. Ross; general business and economic conditions, including macroeconomic conditions resulting from the global COVID-19 pandemic; our ability to meet our financial obligations as they become due; the rate and degree of market acceptance and demand of our products; and other factors discussed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2023 (the "10-K").

The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The foregoing list of important factors does not include all such factors, nor necessarily present them in order of importance. For additional information regarding risk factors that could affect the Company, see "Risk Factors" in the 10-K.

DISCLAIMER

The Company intends the forward-looking statements to speak only as of the time of such statements and does not undertake or plan to update or revise such forward-looking statements as more information becomes available or to reflect changes in expectations, assumptions or results. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of, or any material adverse change in, one or more of the risk factors or risks and uncertainties referred to in this presentation, could materially and adversely affect our results of operations, financial condition, and liquidity, and our future performance. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Unless the context otherwise requires, we use the terms "we," "us," "the Company," "American Rebel" and "our" to refer to American Rebel Holdings, Inc. and its consolidated subsidiaries.

Industry Data and Forecasts

This presentation contains data related to the permanent and temporary safes, concealed self-defense products, U.S. beer and beverage market and other industries in the United States and worldwide. This industry data includes projections that are based on a number of assumptions which have been derived from industry and government sources, which we believe to be reasonable. We have not independently verified such third-party information. Industry and market data could be inaccurate because of the method by which sources obtained their data and because information cannot be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Industry and market data are often forecasts by industry experts best equipped to make forecasts, but all forecasts bear a certain degree of uncertainty and should not be relied upon as facts. Such data and estimates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in "Risk Factors" in the 10-K. The permanent and temporary safes, concealed self-defense products, U.S. beer and beverage market and other industries may not grow at the rate projected by industry data, or at all. The failure of the industries to grow as anticipated is likely to have a material adverse effect on our business and the market price of our common stock. In addition, the rapidly changing nature of the permanent and temporary safes, concealed self-defense, U.S. beer and beverage market and other industries subject any projections or estimates relating to the growth prospects or future condition of our industries to significant uncertainties. Furthermore, if any one or more of the assumptions underlying the industry data turns out to be incorrect, actual results may, and are likely to, differ from the projections based on these assumptions.

Financial Measures and Arrangements

American Rebel's financial information in this presentation is derived from the audited and unaudited combined financial statements of the Company. This is not an offer to sell. All statements are qualified in their entirety by the Company's SEC filings, which can be obtained on the SEC's website at sec.gov.

PRESS RELEASES





AMERICAN REBEL
America's Patriotic Brand


AMERICAN
REBEL
light
STANDARD BEVERAGE

Standard Beverage

A 75-year-old alcohol distributor in the state of Kansas, Standard Beverage has already put American Rebel Light Lager into over 125 retail locations in the state, including grocery stores Price Chopper and Hen House, a few 7-11s and many independent liquor stores.


AMERICAN
REBEL
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DICHELLO
DISTRIBUTORS INC

Dichello Distributors Inc

Dichello Distributors, an Anheuser-Busch house, will launch American Rebel Light Lager in 4 counties in Connecticut in September. They are excited to replace some of their lost business with our beer. They are also opening doors for us throughout the AB network in other states.


AMERICAN
REBEL
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BONBRIGHT
DISTRIBUTORS

Bonbright Distributors

A Miller/Coors house, Bonbright Distributors has already launched American Rebel Light Lager at Tony Stewart's Eldora Speedway and the surrounding area and will expand throughout their entire 9-county territory in west central Ohio in September.


AMERICAN
REBEL
light
Best Brands
INCORPORATED

Best Brands Inc

A major force in the state of Tennessee, Best Brands will launch American Rebel Light Lager mid-August and has already secured commitments from some of the largest bars in the Nashville Entertainment district. Nashville's Broadway district sells more alcohol per square mile than anywhere else in the world.

PRESS RELEASES

AMERICAN REBEL
America's Patriotic Brand



AMERICAN REBEL light
COUNTRY STAMPEDE
PARTY IN THE HEARTLAND

Country Stampede

American Rebel Beer was a sponsor of the "Party Pit" and the music festival attendees saw ads for American Rebel Light Beer on the giant jumbotrons on either side of the stage during the breaks. Rebel Light was well-stocked backstage and in the VIP Lounge and LOCASH brought Rebel Light out on stage with them and went on to post about Rebel Light on their social media accounts. A great launch event in Kansas!



PROUDLY SERVING AMERICAN REBEL LIGHT
AMERICAN REBEL light
Andy Ross PLAYING LIVE
Texas MOTORPLEX

Texas Motorplex

Texas Motorplex, a living testament to the pulse-pounding appeal of drag racing, has committed to selling American Rebel Light Lager at the track for its entire season-long schedule, nearly 80 track days over 30 events. American Rebel CEO will participate in the music entertainment lineup for the Stampede for Speed, the highlight event of the year over 10 days for the NHRA Texas Fall Nationals.



PROUDLY SERVING AMERICAN REBEL LIGHT
AMERICAN REBEL light
Andy Ross PLAYING LIVE
ELDORA SPEEDWAY
ROSSBURG, OHIO

Eldora Speedway

The Rebel Light launch at Eldora Speedway was a massive success, topped off by a great post-race concert by CEO Andy Ross that was such a hit that the track has asked Andy and band back to perform. The track supported the Rebel Light launch with a billboard ad and live messages on the scoreboard promoting America's Patriotic Beer. The World's Greatest Dirt Track and American Rebel Light Beer are a perfect match and race attendees will enjoy Rebel Light all season long.



AMERICAN REBEL light
PRICE CHOPPER

Price Chopper

Price Chopper grocery stores in Kansas are some of the highlights of the over 125 retail locations where Rebel Light can be bought. Also highlighted are Hen House grocery stores, independent liquor stores and convenience stores. The launch of American Rebel Light at the Country Stampede music festival the end of June provided American Rebel's Kansas distributor, Standard Beverage, many opportunities to introduce the beer statewide.

AMERICAN REBEL INVESTMENT OPPORTUNITY

AMERICAN REBEL
America's Patriotic Brand

1. We believe that "American Rebel – America's Patriotic Brand" evokes patriotism and strength, allowing our customers to make a "Value Statement"; by purchasing our products which are aligned with their core values.

2. We believe an opportunity exists in the $110+ billion-dollar beer market for a new entrant to grab market share by providing customers the ability to buy our Patriotic, God Fearing, Constitution Loving, National Anthem Singing, Stand Your Ground Beer.

3. American Rebel has partnered with beverage industry leaders BevSource, City Brewing, and CMC, which immediately provides over 20 years of valuable industry experience in licensing, procurement, formulating, brewing, sales and marketing in addition to access to significant scalability.



AMERICAN
REBEL
EST
light
1776
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA
AMERICAN
REBEL
EST
light
1776
America's Patriotic
GOD FEARING, CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

CORPORATE OVERVIEW

American Rebel – America's Patriotic Brand is a leading lifestyle brand marketing company with significant market share in the branded firearm safe, personal security & self-defense segments.

The Company markets a successful branded apparel & accessories business and is launching **American Rebel Beer** with a proven beverage development company and co-packer.

- ★ **Experienced management team and board** that has developed a market-leading company with a loyal customer base
- ★ Successful track record building **values-oriented platform** that has both **significant scale and addressable market opportunity**
- ★ **Undertaking potentially transformational opportunity** leveraging its brand/platform to enter the beer market with proven partners
- ★ Well-positioned operationally to meet **anticipated market share gains** through competitive fallout
- ★ **Strong balance sheet** /capital position

American Rebel Holdings, Inc

TTM Revenues[1]	**$16.2M**
Common Stock	**NASDAQ: AREB**
Headquarters	**Nashville, TN**

[1] As of December 31, 2023



AMERICAN
REBEL
light
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

THE AMERICAN REBEL BRAND

American Rebel story

"I have been blessed to turn my passions into success. On my show, *Maximum Archery World Tour*, I bowhunted the world for 10 years on outdoor TV. By incorporating my music into the show, and with the emergence of digital music distribution, I had a springboard to develop a great music career.

In 2015, Doug Grau (Producer, American Rebel Holdings President), Corey Lambrecht (Lead Outside Director) and I decided to build a brand around my song "American Rebel," and America's Patriotic Brand was born. My TV and music experience open many doors for this great opportunity. In February 2022, we became a publicly traded company on NASDAQ, symbol: AREB."

- Andy Ross, CEO American Rebel Holdings

There's one in every family, which one are you?



CONCEALED CARRY BACKPACKS, COATS, JACKETS

In 2017, American Rebel launched a line of concealed carry backpacks, coats and jackets, focusing on functionality, style, and values that convey the spirit of the 2nd Amendment. The line features our Proprietary Protection Pocket for quick access to your handgun, plus a concealed compartment for extra magazines and other gun accessories.



CCW COATS AND JACKETS


AMERICAN REBEL light

AMERICAN REBEL BEER

A LIFESTYLE BRAND

American Rebel Beer has always been at the top of the list of new products to introduce and due to current events and opportunities that have opened in the market, we believe American Rebel is well positioned to launch America's Patriotic Beer.

AMERICA'S PATRIOTIC BEER


STAND PROUD - BE LOUD
AMERICAN
REBEL
light
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
ANTHEM SINGING
BORN IN THE USA

Planning to leverage the strong following of the American Rebel brand to launch a new beer brand

We believe the opportunity exists to capture market share of the void left in the market by a major brand for domestic U.S. beers

U.S. BEER MARKET

$110+

billion in sales for 2022

Share of beer sales in U.S. retail stores


11%
10
9
8
7
6
5
4
Jan. 28
Feb. 25
Mar. 25
April 22
May 20
June 3
Modelo Especial
Bud Light
Coors Light
Miller Lite

Note: Data are for the four-weeks ended on date shown
Source: Nielsen/Bump Williams Consulting

AMERICANREBELBEER.COM




AMERICAN
REBEL
light
America's Patriotic

PARTNERSHIP WITH BEVSOURCE

BevSource

AMERICAN REBEL America's Patriotic Brand

Overview

The leading provider of beverage solutions & the only fully integrated company in the U.S.

- Leverages industry experience to guide customers from concept to product, minimizing the risk of missteps that can cost time and money
- Expertise spans 20+ beverage categories across the alcoholic, non-alcoholic, and THC space
- Large supply chain network with qualified global partners, resulting in strong execution and scalability as our product demand grows

Track record as one of the best partners for beverage production strategy [1]

- BevSource reviews hundreds of opportunities to partner in the beverage space; For every 100 opportunities, 10 are deemed viable, 2 make it to multiple production runs and 1 succeeds and scales -- AREB is that 1 in the light beer space.
- BevSource selected American Rebel in recognition of AREB's brand success, management's history and market positioning, and capital requited to execute a successful beer.
- BevSource anticipates partnering with AREB on additional beverage offerings.

[1] https://www.bevsource.com/clients

CELSIUS LIVE FIT [1] BLUE NORTHER HARD SELTZER [1] KILL CLIFF [1]



STAND PROUD - BE LOUD
AMERICAN
REBEL
light
EST
1776
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

CITY BREWING | PREMIER CO-PACKER

AMERICAN REBEL
America's Patriotic Brand

Largest co-packer in North America

- Four state-of-the-art beverage production and packaging facilities in LaCrosse, WI; Latrobe, PA; Memphis, TN and Irwindale, CA
- Aggregate production capacity of over 130 million cases annually
- Largest customer of Ball Corporation (NYSE: BALL)

Agreement with American Rebel

- Ability to scale significantly based on demand at one or more of their 4 strategic locations
- BevSource recommended City Brewing as they have a proven track record with City Brewing to execute American Rebel's launch strategy with tremendous success
- With the estimated near-term potential of 2.0M+ cases per year for American Rebel Beer, City Brewing is the perfect partner for American Rebel Beer and other alcohol products in the future

*"From my 20 plus years of experience, **AREB has all the attributes to be one of BevSource's highly successful and sustainable brands**. I see the brand power of AREB in the American Spirit space and the vision, passion, and success of the AREB management team that has us at BevSource convinced we found the right partner!"*

- Dan Macri, EVP Business Development at BevSource



CMC OPENS DOORS IMMEDIATELY FOR AREB

AMERICAN REBEL
America's Patriotic Brand

We have contracted with CMC – The Future of Beverage

As our outsourced sales team, key account manager, and wholesaler manager to handle our sales, retail marketing programs, point of sale strategies and expansion services. Contracting with CMC opens doors immediately for American Rebel Beer and saves us twenty years of work to build out our own distribution network.

- ★ Shared Sales Reps – the sales team we would want to launch American Rebel Beer
- ★ Key Accounts Management – built-in relationships and brand storytelling
- ★ Retail Marketing Programs – custom designed and executed Point of Sale – start to finish and everything in between
- ★ Wholesaler Management – data-driven approach to set goals, track progress and achieve results
- ★ Expansion Services – they know the right people at the right distributors at the right time




AMERICAN
REBEL
light
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

THE FUTURE OF BEVERAGE
CMC

TIMELINE

AMERICAN REBEL
America's Patriotic Brand

2017
American Rebel launches initial concealed carry products at NRA Annual Meeting

2018
Awarded U.S. Patent for concealed carry apparel & accessories

2019
American Rebel enters the safe market at the 2019 NRA Annual Meeting

2020
American Rebel establishes its dealer network and reaches $1M in safe sales

2022
Acquires Champion Safe Company & Lists on NASDAQ. Revenue grows to $8.4M for the year

2023
Revenue increases to over $16M TTM as of December 31, 2023. Announces launch of American Rebel Beer and Reg A+

2024
American Rebel plans to enter regional beer markets in 1H with American Rebel Beer

FINANCIAL SUMMARY

Year Ended December 31			
$ in Millions	**FY2023**	**FY2022**	**FY2021**
Revenue	**$16.2**	**$8.4**	**$1.0**
Gross Profit	**$3.0**	**$1.9**	**$0.2**
Operating Expenses	**$(10.0)**	**$(7.0)**	**$(3.5)**
Net Loss	**$(11.1)**	**$(2.1)**	**$(6.1)**

Quarterly Revenue and Trailing 12-month Revenue[1]

$ in Millions



Revenue
$20.00
$15.00
$10.00
$5.00
$0.00
$4.40
$3.67
$3.35
$4.81
$16.23
2023 Q1
2023 Q2
2023 Q3
2023 Q4
TTM
Revenue

[1] As of December 31, 2023

SEASONED MANAGEMENT TEAM



ANDY ROSS

CHAIRMAN, CEO & BOARD MEMBER

Andy is currently the Company's CEO, and Chairman of the Board of Directors. He has held these positions since June 20, 2016. Andy developed the company's initial product line of concealed carry products that officially launched at the 2017 NRA Convention. Prior to founding American Rebel, Inc. Mr. Ross founded many companies including Digital Ally, Inc. (NASDAQ: DGLY), which he established in 2004. In addition to his entrepreneurial accomplishments, Andy served as host for ten years of his own television show, *Maximum Archery World Tour*, where he bowhunted all over the world including traditional hunts and some of the world's most dangerous game. *Maximum Archery World Tour* evolved into his new show, *American Rebel*, which featured Andy's music, patriotism, his support of the 2nd Amendment and celebrated the "American Rebel Spirit" in all of us. Andy has released three CDs and his song "American Rebel" was the foundational idea and namesake for the company and is the theme song for American Rebel.



COREY LAMBRECHT

COO & BOARD MEMBER

Corey is a 20+ year public company executive. Previously he was a Director of CUI Global and for over 16 years and served multiple terms on the Audit Committee. Corey served on the Board of ORHub (OTC: ORHB) from 2018 through 2019. In 2020 he was appointed to serve as the CFO for Singlepoint (OTC: SING) and he previously served as a Board Member for Lifestyle Wireless which, in 2012 merged into Singlepoint. He most recently served as the President and COO at Earth911 a subsidiary of Infinity Resources Holdings (OTC: IRHC) from 2010 to 2013. He is a Certified Director from the UCLA Anderson Graduate School of Management accredited Directors program.



LARRY SINKS

INDEPENDENT BOARD MEMBER

Since 2005, Larry has been in the screen printing and embroidering business on a freelance basis. In addition, since 2015, Larry has been a consultant for Team Image Marketing, a company specializing in high-end corrugated grocery store displays. Further, from 2021 through present, Larry has been consulting for Champion Building Solutions, a private company in Kansas City, Missouri specializing in general remodels of homes. Larry's real passion is in motorsports and making introductions to people in the auto racing business. Along these lines, Larry was instrumental in introducing the Registrant to Tony Stewart Racing.



DOUG GRAU

PRESIDENT

Doug has produced Andy's three CDs and has worked with Andy Ross in various capacities for thirteen years, currently serving as President and Principal Accounting Officer of American Rebel Holdings. Doug worked as an executive at Warner Bros. Records in Nashville for fifteen years, developing the talents of Travis Tritt, Little Texas, David Ball, Jeff Foxworthy, Bill Engvall, Larry the Cable Guy, Ron White, and others. Doug also worked in music copyright administration, music publishing and ran a boutique record label. Doug's marketing and business experience is a great benefit to American Rebel. Doug graduated from Belmont University with a Bachelor's degree in Business Administration



STEVE COCHENNET

INDEPENDENT BOARD MEMBER

Steve has served as CEO/President, of Kansas Resource Development Company, a private oil and gas exploration company since 2011. From 2011 through 2015 he was also the CEO and president of Guardian 8 Corporation. From 2005 to 2010 Steve was the Chairman, President, and Chief Executive Officer of EnerJex Resources, Inc., a publicly traded SEC registered Oil and Gas Company. Prior to joining EnerJex, Steve was President of CSC Group, LLC in which he supported several Fortune 500 corporations, international companies, and natural gas/electric utilities as well as various startup organizations. The services provided included strategic planning, capital formation, corporate development, executive networking and transaction structuring. Steve graduated from the University of Nebraska with a B.A. in Finance and Economics.



MICHAEL DEAN SMITH

INDEPENDENT BOARD MEMBER

Mike has been an independent director since February 2022 and has, since 2017, been Vice President of Industrial Maintenance, Inc. From 1997-2017, Mike served in various positions with Payless Shoe Source, including positions in marketing, supply chain management and retail transformational duties. Mike is an innovative business professional with experience in providing leading edge business and technological solutions with 19 years of retail experience with 13 years of solutions delivery experience. Mike holds B.S. in Business Administration and Accounting from the University of Kansas, and MBA from Washburn University.

INVESTMENT HIGHLIGHTS

AMERICAN REBEL
America's Patriotic Brand

- **Valuable existing brand** recognition creates upside
- **New beer brand** focused on rapidly capturing share in $110+B U.S. beer market
- **Strong balance** sheet/capital position
- **Seasoned management team** with unique following
- **World class beverage production** and packaging partners – BevSource, City Brewing and CMC
- **Growth of legacy business** $20M+ 2024 revenue run-rate from 2022 Champion Safe acquisition
- **Powerful organic growth drivers** and potential accretive acquisition opportunities
- **Partnerships and licensing** opportunities



AMERICAN
REBEL
light
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA

NATIONWIDE VISIBILITY

AMERICAN REBEL beer EST 1776

BRAND AWARENESS WITH OUR AUDIENCE

Our sponsorship of Tony Stewart racing and NHRA has already opened doors as we are currently speaking to multiple convenience chains about American Rebel Beer. Our Nashville HQ offers us the chance to host both wholesale and retail partners to showcase what this brand is about and how it resonates with the community.


AMERICAN
REBEL
EST
light
1776
DODGE
SRT
Rinnai
MENARDS
MOPAR

Matt Hogan

TONY STEWART Racing

MAXIMIZE THE AMERICAN REBEL – ANDY ROSS STORY

AMERICAN REBEL
America's Patriotic Brand



Planned appearances on regional and national media programs including Fox & Friends, Fox Business, NewsMax, New To The Street, Rush to Reason, Stacy On The Right, SiriusXM The Patriot. Also print media including American Shooting Journal, Men Magazine, Inside Archery and Entrepreneur Magazine is common practice. Andy preaches his pursuit of the American Dream and the American Rebel lifestyle as a contributor to a large number of media outlets along with discussing the hot news topics of the day.







Unique Bullhorn For Company Message

Music Streaming - Live Music - CDs

TV - Radio - Print - Social Media

Trade Shows + Live Events



rumble
YouTube
iTunes
Spotify
MUSIC
amazon music




FOX & friends
AMERICAN SHOOTING JOURNAL
ANDY ROSS
13 ACTION NEWS


AMERICAN REBEL


AMERICAN
REBEL
EST light 1776
AMERICAN
REBEL
EST light 1776
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA